UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 14, 2005
                                       -------------------


                            ICBS INTERNATIONAL CORP.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Florida                          000-27097                98-0215778
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)


                          205 CHURCH STREET, SUITE 340
                          NEW HAVEN, CONNECTICUT 06510
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 401-8089
                                                          ---------------


          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2005, the Registrant acquired ICBS Global Securities, Inc. a New York Corporation that is an SEC registered broker-dealer and a member of the NASD with its corporate headquarters located in New Haven, Connecticut. The aggregate consideration for the acquisition was 17,909,507 newly issued common shares of the Registrant paid at closing. A copy of the Acquisition Agreement is attached as Exhibit 10 to this form 8-K.

Prior to the closing ICBS Global Securities was a subsidiary of Inter Canadian Business Services, Ltd., a former subsidiary of the Registrant. On February 11, 2005 the Stock Exchange Agreement dated April 22, 2005 was rescinded whereby ICBS Global Securities was returned to its former owners and ICBS Global Securities was spun off and became an independent company.

The Acquisition Agreement of ICBS Global Securities was approved by the majority of the shareholders at a special meeting held February 12, 2005 and became effective on that date. A copy of the shareholder's minutes is attached as
Exhibit 99.1 to this form 8-K.

Based in New Haven, Connecticut, ICBS Global Securities, Inc. is an SEC registered broker-dealer that is a member of the NASD and the SIPC. The company was formed in August of 2003 and was approved by the SEC in April of 2004. ICBS Global Securities is focused on taking small to micro cap stock public in the U.S. markets and is approved to conduct investment banking and to underwrite private placements.

Item 1.02 Termination of a Material Definitive Agreement.

On February 11, 2005, the registrant rescinded the Acquisition Agreement dated September 24, 2004 whereupon Inter Canadian Business Services, Ltd. including ICBS Global Securities, Inc. was reverse merged into ICBS International Corp. in accordance with said Acquisition Agreement, which closed on December 6, 2004. The result of the rescission was to thereby return Inter Canadian Business Services to Richard Howarth and George Tsoukas, their former owners, and return ICBS Global Securities, Inc. to Jerry Gruenbaum and Nathan Lapkin, their former owners and return the 86,153,897 newly issued shares issued to the shareholders of Inter Canadian Business Services, Ltd. and ICBS Global Securities, Inc. to the Company's Transfer Agent.

As a consequence of the above recession, Richard Howarth, CEO and Garth McIntosh, COO resigned as officers of the Registrant effective as of February 11, 2005. In addition, Richard Howarth, Garth McIntosh and George Tsoukas resign as Directors of the Registrant on February 11, 2005. A copy of the resignation letters is attached as Exhibits 17.1, 17.2, and 17.3 to this form 8-K.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On February 12, 2005 at a special meeting of the shareholders, a majority of the shareholders of the registrant being present approved the conversion of the 2,000,000 Class A Special Voting Shares outstanding on a 10 for 1 reverse basis into 200,000 Common Shares of the registrant and canceled the right to issue any further Class A Special Voting Shares to take effect on February 12, 2005. A copy of the shareholder's minutes is attached as Exhibit 99.1 to this form 8-K.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

Same as 2.01

On February 11, 2005, the registrant rescinded the Acquisition Agreement dated September 24, 2004 whereupon Inter Canadian Business Services, Ltd. including ICBS Global Securities, Inc. was reverse merged into ICBS International Corp. in accordance with said Acquisition Agreement, which closed on December 6, 2004. The result of the rescission was to thereby return Inter Canadian Business Services to Richard Howarth and George Tsoukas, their former owners, and return ICBS Global Securities, Inc. to Jerry Gruenbaum and Nathan Lapkin, their former owners and return the 86,153,897 newly issued shares issued to the shareholders of Inter Canadian Business Services, Ltd. and ICBS Global Securities, Inc. to the Company's Transfer Agent.

On February 12, 2005, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated February 12, 2005, between Registrant and ICBS Global Securities, Inc. The Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of ICBS Global Securities in exchange for the issuance of 17,909,507 shares of its common stock. As a result of this transaction, ICBS Global Securities became a wholly owned subsidiary of the Registrant.

Prior to the Agreement and after the rescission of the Acquisition Agreement dated September 24, 2004 with Inter Canadian Business Services, Ltd., the Registrant had 15,407,173 shares of common stock issued and outstanding, which included the conversion of the 2,000,000 Class "A" Special Voting Shares into 200,000 shares of Common Stock. Following the closing, the registrant has 33,316,680 shares of common stock outstanding.

ITEM 5.02   DEPARTURE   OF   DIRECTORS  OR   PRINCIPAL   OFFICERS;  ELECTION  OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Richard Howarth, CEO and Director, Garth McIntosh, COO and Director and George Tsoukas, Director resigned on February 11, 2005. The new Board of Director of the Registrant consists of Jerry Gruenbaum, the registrants Chairman and Nathan Lapkin, the Registrants President and Secretary. A copy of the resignation letters is attached as Exhibits 17.1, 17.2, and 17.3 to this form 8-K.

The following were appointed as the new officers of the Registrant: Jerry Gruenbaum, CEO and Secretary; Nathan Lapkin, President and CFO; and Ross Haugen as Vice President of Investors' Relations.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 14, 2005 the Registrant filed with the State of Florida Department of State effective immediately the following resolutions approved by majority of the shareholders on February 12, 2004:

To delete the following article: "That the capital stock of the registrant to be issued in accordance with the Acquisition Agreement dated September 24, 2004 shall have no voting rights until the conditions as set forth in the Acquisition Agreement which calls for a minimum of $500,000 in cumulative profit, from January 1, 2005 to December 31, 2005 or shall obtain a minimum of $1,000,000 addition finance on or before December 31, 2005 for up to 12,000,000 additional common shares are met. In the event said conditions are not met by December 31, 2005, these newly shares are to be cancelled." A copy of the Amended Articles of Incorporation is attached as Exhibits 3 to this form 8-K.

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SECTION 7 - REGULATION FD

ITEM 7.01

On December 15, 2005 the Registrant will issue a press release announcing that it has acquired ICBS including its wholly owned subsidiary. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

On February 11, 2005, ICBS Global Securities, Inc. was spun off from Inter Canadian Business Services, Ltd., a wholly owned subsidiary of the Registrant, whereby ICBS Global Securities, Inc. became thereafter a subsidiary of the Registrant directly.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.

          c.   Exhibits:

               Exhibit  No.   Document  Description
               ------------   ---------------------
                   3          Amended  Articles of Incorporation  dated February
                              14, 2005.
                  10          Acquisition  Agreement   to  acquire  ICBS  Global
                              Securities, Inc. dated February 12, 2005.
                  17.1        Resignation of George Tsoukas  dated  February 11,
                              2005.
                  17.2        Resignation of  Garth McIntosh dated  February 11,
                              2005.
                  17.3        Resignation of Richard Howarth dated  February 11,
                              2005.
                  99.1        Shareholders Resolutions dated February 12, 2005
                  99.1        Press Release.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 14, 2005                              ICBS International, Corp.
      -------------------                              -------------------------
                                                           (Registrant)

                                                       /s/  Jerry Gruenbaum
                                                       -------------------------
                                                       Jerry Gruenbaum
                                                       Chief Executive Officer
                                                       And Chairman of the Board


                                                       /s/  Nathan Lapkin
                                                       -------------------------
                                                       Nathan Lapkin
                                                       President and Director



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